Legal and administrative proceedings	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Legal and administrative proceedings

24. Legal and administrative proceedings

The Company is a defendant in numerous legal and administrative actions in the ordinary course of business, including civil, tax, environmental and labor proceedings.

The Company makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments and on management’s assessment. Provisions are recognized for probable losses of which a reliable estimate can be made.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes of existing evidence can result in changes regarding the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

The lawsuits related to Brumadinho event (note 22) and the Samarco dam failure (note 23) are presented in its specific notes to these financial statements and, therefore, are not disclosed below.

a) Provision for legal and administrative proceedings

Effects in income statements

	Three-month period ended June 30,		Six-month period ended June 30,
	2026	2025	2026	2025
Tax litigations	(2)	–	(14)	2
Civil litigations	4	(55)	14	(39)
Labor litigations	72	57	117	96
Environmental litigations	–	31	–	31
Total	74	33	117	90

Changes in the provisions in the period

	Tax litigation	Civil litigation	Labor litigation	Environmental litigation	Total of litigation provision
Balance as of December 31, 2025	217	150	657	19	1,043
Additions and reversals, net	(14)	14	117	–	117
Payments	(25)	(13)	(81)	–	(119)
Indexation and interest	11	6	34	1	52
Translation adjustment	13	10	41	1	65
Balance as of June 30, 2026	202	167	768	21	1,158

The Company has considered all information available to assess the likelihood of an outflow of resources and in the preparation of the estimate of the costs that may be required to settle the obligations.

Tax litigations – The Company is party to several administrative and legal proceedings related mainly to the incidence of Brazilian federal contributions ("PIS" and "COFINS"), Value-added tax ("ICMS") and other taxes. The tax litigation related to income taxes is presented in note 5(c).

Civil litigations – Refers to lawsuits for: (i) indemnities for losses, payments and contractual fines due to contractual imbalance or non-compliance that are alleged by suppliers, and (ii) land claims referring to real estate Vale's operational activities.

Labor litigations – Refers to lawsuits for claims by in-house employees and service providers, primarily involving demands for additional compensation for overtime work, moral damages or health and safety conditions.

Environmental litigations – Refers mainly to proceedings for environmental damages and issues related to environmental licensing.

b) Contingent liabilities

	June 30, 2026	December 31, 2025
Tax litigations	7,605	7,218
Civil litigations	2,483	2,111
Labor litigations	372	376
Environmental litigations	2,163	1,201
Total	12,623	10,906

The significant contingent liabilities for which the likelihood of loss is considered possible are discussed below.

Environmental litigations - Overflow from the Viga and Fábrica mines

In January 2026, there was a leak of water containing sediments (soil) at the operational units of Fábrica and Viga, located in the municipalities of Ouro Preto, Minas Gerais, and Congonhas, Minas Gerais, respectively. The Municipality of Congonhas temporarily suspended the operating permits for Vale's operations at the aforementioned units, whose activities have not yet resumed due to the following court decisions.

As a result of the event described above, the Company is a party to four judicial proceedings. Preliminary injunctions of a predominantly preventive nature were granted, aimed at the provision of information and technical documents, the implementation of emergency containment and mitigation measures, structural and environmental monitoring, and the imposition of operational restrictions in the affected areas. The requests for the freezing of financial assets arising from these proceedings were denied, without prejudice to the freezing of mining rights in the federal lawsuits.

In one of these proceedings, an agreement was reached between the Public Prosecutor’s Office of the State of Minas Gerais, the State of Minas Gerais, and the Company for the engagement of an Independent Technical Auditor to monitor compliance with the preliminary obligations, along with a request for the suspension of the proceeding for the implementation of the agreed measures, without acknowledgment of fault or admission of liability by Vale. The request for suspension of the proceeding was extended and deferred to all four actions. The total amount estimated across the four actions is US$606 (R$3,136 million), and the likelihood of loss has been classified as possible.

Civil litigations - Notices of Infraction issued by the National Mining Agency ("ANM")

In 2026, Vale received notices of infraction issued by the National Mining Agency (ANM) related to the Pico mine in Itabirito (MG), the Mar Azul mine in Nova Lima (MG), the Gongo Soco mine in Barão dos Cocais (MG), and the overflow that occurred at Fábrica Mine in Congonhas (MG), seeking the imposition of fines in the amounts of US$26, US$234, US$93 and US$79, respectively, based on alleged violations under ANM resolutions. The Company submitted administrative defenses contesting these notices, which are currently suspended. The likelihood of loss was classified as possible.

c) Judicial deposits

	June 30, 2026	December 31, 2025
Tax litigations	397	386
Civil litigations	89	156
Labor litigations	77	97
Environmental litigations	14	12
Total	577	651

d) Guarantees contracted for legal and administrative proceedings

In addition to the above-mentioned tax, civil, labor and environmental judicial deposits, the Company contracted US$4.7 billion (December 31, 2025: US$3.5 billion) in guarantees for its lawsuits, as an alternative to judicial deposits.